                                 Exhibit 10.1

                              TERM LOAN AGREEMENT

                            Dated as of May 2, 1995

       OXIS INTERNATIONAL, INC., a Delaware corporation ("OXIS"), BIOXYTECH S.A., a French subsidiary of OXIS ("Bioxytech"), and SANOFI S.A. (the "Lender") agree as follows:

                              W I T N E S S E T H

           WHEREAS, the borrower of funds under this Agreement is OXIS (hereinafter referred to as "Borrower"), and Bioxytech, which benefits from the Advance (as defined below), is a party to this Agreement for the purpose of guaranteeing its parent's obligations under this Agreement and agreeing to make available its assets as part of the Collateral (hereinafter defined) for the Advance; and

           WHEREAS, OXIS is in need of cash and the Lender, which obtains raw material supply from OXIS, is willing to accommodate OXIS on the terms and conditions of this Agreement; and

           WHEREAS, the parties are willing to enter into this Agreement with the understanding that if definitive supply and licensing agreements by and between OXIS and the Lender (hereinbelow provided for) are signed and delivered, the Advance hereunder shall constitute a credit in favor of the Lender, the same to be applied for offset under or in connection with said supply and licensing agreements.

           NOW, THEREFORE, in consideration of these premises and the further agreements of the parties hereinbelow set forth, the parties agree with each other as follows:

ARTICLE I     AMOUNTS AND TERMS OF THE ADVANCE

       SECTION 1.01       The Advance

       The Lender agrees, on the terms and conditions hereinafter set forth, to make an Advance (the "Advance") to Borrower upon full execution and delivery of this Agreement in an aggregate amount equal to U.S.$600,000.00. Not later than 2:00 P.M. (New York City time) on the date of the Advance and upon fulfillment of the applicable conditions set forth in Article II, the Lender will make the Advance available to Borrower in same day funds at the time and place as instructed by OXIS.

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

       SECTION 1.02  Interest and Repayment; Guaranty

       (a)  Borrower's Note.  Borrower shall repay, and shall pay interest on,
            ---------------
the unpaid principal amount of the Advance made thereto in accordance with a promissory note of Borrower, in substantially the form of Exhibit A hereto (the "Note"), evidencing the indebtedness resulting from the Advance and delivered to the Lender pursuant to Article II.

       (b)  Bioxytech Guaranty.  By signing this Agreement, Bioxytech, in
            ------------------
consideration of a portion of the loan proceeds being applied to its debts, hereby unconditionally and absolutely guarantees, to the extent permitted by French law, the full, faithful and timely performance of all of OXIS' obligations (whether now or hereafter existing) under this Agreement (the "Obligations"), including, without limitation, its obligation to repay the Advance (with accrued interest, if any) as and when the same shall become due and payable under the terms of this Agreement. Bioxytech also agrees, to the extent permitted by French law, to pay any and all expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Lender in enforcing any rights under this Section 1.02(b). Without limiting the generality of the foregoing, Bioxytech's liability shall extend to all amounts which constitute part of the Obligations and would be owed by OXIS under this Agreement and the Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving OXIS. Bioxytech guarantees, to the extent permitted by French law, that the Obligations will be paid strictly in accordance with the terms of this Agreement and the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of Bioxytech under this Section 1.02(b) are independent of the Obligations, and a separate action or actions may, subject to the foregoing, be brought and prosecuted against Bioxytech to enforce this guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of Bioxytech under this guaranty shall be absolute and unconditional, to the extent permitted under French law, irrespective of:

            (i) any lack of validity or enforceability of this Agreement, the Note or any other agreement or instrument relating thereto;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from this Agreement or the Note, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

            (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

            (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Obligations or any other assets of the Borrower or any of its subsidiaries;

            (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

            (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This guaranty shall, to the extent permitted under French law, continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. Bioxytech hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this guaranty and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take action against the Borrower or any other person or entity or any collateral.

       SECTION 1.03       Optional Prepayments

       Borrower may prepay the outstanding principal amount of the Advance made thereto in whole or in part, together with accrued interest (if any is due) to the date of such prepayment on the principal amount prepaid; provided, however,
                                                             --------  -------
that each partial prepayment shall be in a principal amount not less than $25,000.

       SECTION 1.04       Payments and Computations

       Borrower shall make payment hereunder and under any other Loan Document (as hereinafter defined) not later than 2:00 P.M. (New York City time) on the day when due in lawful money of the United States of America to the Lender c/o Sanofi, Inc., 90 Park Avenue, New York, New York 10016 in same day funds or as otherwise agreed by the Lender and Borrower. All computations of interest under the Note shall be made by the Lender on the basis of the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

ARTICLE II      CONDITIONS PRECEDENT TO THE ADVANCE

       SECTION 2.01  The Lender's Conditions

       The obligation of the Lender to make the Advance is subject to the condition precedent that the Lender shall have received on or before the day of the Advance the following, each dated such day, in form and substance satisfactory to the Lender:

            (a)    The Note.

            (b) A Security Agreement, duly executed by Borrower and Bioxytech, in substantially the form of Exhibit B hereto (the "Security Agreement", and together with this Agreement and the Note, collectively, the "Loan Documents"), together with proper Financing Statements (Form UCC-l), duly signed by Borrower, for all domestic jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests created by the Security Agreement,

Borrower and Bioxytech make no representation or warranty to Lender that Bioxytech can lawfully grant a security interest in Bioxytech's assets under French law as applied to Bioxytech's circumstances; however, Borrower covenants that, promptly following receipt of the Advance, it will take whatever additional steps Lender deems appropriate to cause Bioxytech to grant to the Lender a security interest in Bioxytech's assets and to perfect such security interest under French law, in each case to the fullest extent permitted under French law.

            (c) Certified copies of the resolutions of the Board of Directors of Borrower and the Supervisory Board of Bioxytech approving each Loan Document to which such entity is or will be a party, and of all documents evidencing other necessary corporate or similar action with respect to each such Loan Document.

            (d) A certificate of the Secretary or an Assistant Secretary of Borrower, in form and substance satisfactory to the Lender.

            (e) Such other approvals, opinions or documents as the Lender may reason ably request.

            (f) A Waiver and Consent (as hereinafter defined), duly executed by the parties.

ARTICLE III  REPRESENTATIONS AND WARRANTIES

       SECTION 3.01       Representations and Warranties of Borrower

       Borrower represents and warrants as follows:

            (a) Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware.

            (b) The execution, delivery and performance by Borrower of each Loan Document to which it is or will be a party are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene
(i) its charter or bylaws or (ii) law or any contractual restriction binding on or affecting it, and do not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties. Neither Borrower nor Bioxytech makes any warranty or representation regarding the validity or enforceability of Bioxytech's guarantee provided under this Agreement; provided, that Borrower covenants to cause Bioxytech to take such steps as are necessary to ratify Bioxytech's participation in this Agreement as of this date, all in accordance with applicable French law; provided further, however, if under applicable French law such ratification is prohibited, Borrower shall notify the Lender of such fact and take such further action regarding Bioxytech's participation in this Agreement as shall be reasonably requested by Lender.

            (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body that is material is required for the due execution, delivery and performance by Borrower of any Loan Document to which Borrower is or will be a party.

            (d) This Agreement is, and each other Loan Document to which Borrower or Bioxytech will be a party when delivered hereunder will be, a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited or affected by applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the rights of creditors and except as enforceability may be limited by rules of law governing specific performance, injunctive relief or other equitable remedies.

            (e) There is no pending or threatened action or proceeding affecting Borrower before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of Borrower.

            (f) No proceeds of any Advance will be used to acquire any security of a class which is registered pursuant to Section 12 of the Securities Exchange Act, as amended, or otherwise subject to Section 13 thereof.

            (g) Neither Borrower nor Bioxytech is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

            (h) OXIS has no subsidiaries except for Bioxytech S.A., which is a party to this Agreement for the purposes hereinabove specified.

            (i) The execution and delivery by ALTA-Berkeley L.P. II ("ALTA"), on behalf of ALTA and the other Secured Parties (as defined in the Security Agreement dated as of February 7, 1995 between ALTA and Innolion S.A., as Security Agents, and OXIS) (collectively, the "Secured Parties"), of the Waiver and Consent dated as of May 2, 1995 between ALTA and Sanofi (the "Waiver and Consent"), have been duly authorized by all necessary corporate or similar action.

            (j) The Waiver and Consent is the legal, valid and binding obligation of each of the Secured Parties enforceable against each of the Secured Parties in accordance with its terms, except to the extent limited by
(i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar law affecting the availability or enforcement of creditors' rights generally or (ii) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, those relating to the availability of the remedy of specific performance or injunctive relief or to concepts of materiality, reasonableness, good faith or fair dealing.

ARTICLE IV  COVENANTS OF BORROWER

       SECTION 4.01       Affirmative Covenants

       So long as the Note shall remain unpaid, Borrower will, unless the Lender shall otherwise consent in writing:

            (a)    Compliance with Laws Etc.  Comply, and cause Bioxytech to
                   ------------------------
comply,in all material respects with all applicable laws, rules, regulations and orders to the degree necessary to permit OXIS and Bioxytech to continue to operate their respective businesses in the manner currently so operated.

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

            (b)    Reporting Requirements.  Furnish to the Lender:
                   ----------------------

             (i) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of OXIS and to the extent not duplicated under (ii) below, unaudited, quarterly balance sheets of OXIS and its subsidiaries as of the end of such quarter and statements of income and retained earnings of OXIS and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified in customary form by the chief financial officer of OXIS;

             (ii) promptly after the sending or filing thereof, copies of all reports which such Borrower sends to any of its security holders, and copies of all reports and registration statements which such Borrower or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

             (iii) as soon as possible (and, in all cases, within five business days) after the occurrence of each Event of Default and each event which, with the giving of notice or lapse of time or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the chief financial officer of such Borrower setting forth details of such Event of Default or event and the action which Borrower has taken and proposes to take with respect thereto; and

             (iv) such other information respecting the condition or operations, financial or otherwise, of such Borrower or any of its subsidiaries as the Lender may from time to time reasonably request; provided, however, that all information not disclosed above pertaining
       --------  -------
       to b/SOD and r/SOD (as such terms are defined below) shall be furnished to the Lender only in connection with the good faith negotiations between the parties under Section V; and provided further that, with to
                                                ----------------
       confidential or proprietary respect information, Borrower shall not be obligated under this Section 4.01(b)(iv) to furnish such information to the Lender until the Lender shall have executed and delivered a confidentiality agreement with respect thereto, in substance reasonably satisfactory to Borrower.

            (c)    Use of Proceeds.  To the extent that OXIS shall use any funds
                   ---------------
from the Advance to pay salaries or similar obligations to its employees or agents, OXIS shall pay all withholding and similar taxes related thereto with funds from the Advance.

            (d)    Pledge of Bioxytech Ownership Interest.  Borrower hereby
                   --------------------------------------
agrees to pledge to Lender, in full compliance with French law and as soon as practicable after the date hereof, all of Borrower's ownership interest in Bioxytech. Borrower shall, promptly following the date of this Agreement, cooperate fully with Lender in documenting the required instruments of pledge to perfect Lender's security interest in the aforesaid Bioxytech share ownership.

            (e)    Further Documents.  Execute deliver or cause to be executed
                   -----------------
and delivered to the Lender from time to time such security agreements, financing statements, reaffirmations and consents and such other similar documents, instruments or agreements (including, without limitation, security agreements or similar documents with respect to the Collateral of Bioxytech in proper form for filing and recordation in France), as the Lender may reasonably request.

       SECTION 4.02  Negative Covenants

       So long as the Note shall remain unpaid, Borrower will not, without the written consent of the Lender:

            (a)    Liens. Etc.  Create or suffer to exist, or permit any of its
                   ----------
subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its subsidiaries to assign, any right to receive income, in each case if the effect thereof were to cause the Lender to lose its first lien position on any of the Collateral under the Security Agreement; provided, however, that, notwithstanding anything to the contrary, in no event
- --------  -------
shall Borrower create or suffer to exist, or permit any of its subsidiaries to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to b/SOD or r/SOD or grant, or permit any of its subsidiaries to grant, any license or licensing rights to any person or entity other than the Lender with respect to b/SOD or r/SOD (unless OXIS and Lender fail to reach agreement on the Supply and Licensing Agreements (as hereafter defined) referred to below in
Article V within the prescribed time frame set forth in such Article, after which time OXIS, with prior notice to Lender, may seek and undertake all appropriate alternative courses of action, subject to Lender's first lien rights as hereinabove agreed).

            (b)    Dividends, Etc.  Declare or pay any dividends, purchase or
                   --------------
otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its subsidiaries to purchase or otherwise acquire for value any stock of Borrower.

            (c)    Mergers, Etc.  Except for a possible merger involving Therox
                   -------------
(for which Lender grants its consent), merge or consolidate with or into, or, outside the ordinary course of its business, convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) any of its material assets (whether now owned or hereafter acquired and including, without limitation, any of its right, title or interest in or with respect to b/SOD or r/SOD) to, or acquire all or substantially all of the assets of, any person or entity, or permit any of its subsidiaries to do so, without the Lender's prior written consent, which shall not be unreasonably withheld.

ARTICLE V.  COVENANTS OF THE LENDER AND BORROWER

       SECTION 5.01  Supply and Licensing Agreements

       Each of Borrower and the Lender shall use good faith efforts to execute and deliver, or to cause the appropriate party to execute and deliver, as the case may be, as soon as practicable after the date hereof, but in no event later than June 30, 1995, on terms reasonably satisfactory to OXIS and the Lender, the following agreements (collectively, the "Supply and Licensing Agreements"):

             (a) bulk supply agreement pursuant to which pharmaceutical grade bovine superoxide dismutase ("b/SOD") will be supplied to the Lender; and

             (b) a license agreement pursuant to which the Lender will be provided with, among other things, the proprietary processes and know-how to manufacture b/SOD and the right to manufacture, market and sell b/SOD; and

             (c) a license agreement pursuant to which the Lender will be provided with, among other things, the proprietary processes and know-how to manufacture recombinant human superoxide dismutase ("r/SOD") and the right to manufacture, market and sell r/SOD.

       SECTION 5.02       Limitations

       The obligations of the Lender and Borrower to act in good faith under
Section 5.01 shall continue throughout the term of this Agreement, subject to the following:

             (a) If the Note is paid in full, the parties may, but shall not be required to, continue negotiating agreement on the Supply and Licensing Agreements.

             (b) If OXIS is voluntarily, or involuntarily, placed in bankruptcy under the United States bankruptcy laws, either OXIS or the Lender may cease further negotiations with respect to the Supply and Licensing Agreements.

             (c) If after this date Lender enters into any agreement with OXIS or Bioxytech, whereby Lender owes monies to either, such amounts due and owing thereunder at such time shall be applied as a credit against the amount of the Advance (first against accrued interest, if any, and then against principal), provided sums are still outstanding and payable under the Note and OXIS is not then in bankruptcy as aforesaid and, in such case, if such amounts for which Lender is obligated at least equal the amount of the Advance (plus accrued interest if any) then all sums owed under this Loan Agreement shall be deemed paid and this Agreement shall be fully performed and cease. Borrower, in the case of any such set off and application, agrees to promptly notify Lender thereof, provided that failure to give such notice shall not affect the validity of such set off and application.

ARTICLE VI. EVENTS OF DEFAULT

       SECTION 6.01       Events of Default

       If any of the following events ("Events of Default") shall occur and be continuing:

             (a) Borrower shall fail to pay any principal of, or interest on, the Note when due; or

             (b) Any representation or warranty made by or for Borrower under any Loan Document shall prove to have been incorrect in any material respect when made and shall remain incorrect five days after written notice thereof shall have been given to Borrower by the Lender; or

             (c) Borrower shall fail to perform or observe (i) any term, covenant or agreement contained in Sections 4.01(b)(iii), 4.01(c), 4.02, or 5.01 or (ii) any other material term, covenant or agreement contained in any Loan Document on its part to be performed or observed and such failure shall remain unremedied for 10 days after written notice thereof shall have been given to such Borrower by the Lender; or

             (d) Borrower or any of its subsidiaries shall fail to pay any of their respective debts (other than debt evidenced by the Note) when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), if the failure to make such payment has the effect of causing the Lender to lose its first priority lien position in any of the Collateral, subject only to the following (the "Prior Liens"): the valid and perfected lien existing as of the date hereof in favor of United States National Bank of Oregon, including its lien which Borrower asserts is perfected on the Blue Bonnet CD; the security interest existing as of the date hereof in favor of Alta-Berkeley L.P. II, Innolion S.A., Sofinnova Capital F.C.P.R., Sofinnova S.A. and Finovelec S.A., in certain of Borrower's clinical diagnostic products and certain assets related thereto (which security interest, by the terms of the Waiver and Consent, is subordinated in favor of Lender); and the valid and perfected liens currently established under French law; or

             (e) Borrower makes a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower shall take any corporate or similar action to authorize any of the actions set forth above in this subsection (e); or

             (f) The Security Agreement after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to create a valid and perfected first priority security interest in Borrower's assets, as therein agreed, in any of the Collateral purported to be covered thereby (the "Collateral"), subject only to the Prior Liens; or

             (g) The Collateral comprising Borrower's assets, in whole or part, is seized or levied upon under any legal or governmental process against Borrower or against the Collateral; or

             (h) The loss of, substantial damage to, or destruction of, any material portion of the Collateral comprising Borrower's assets;

then, and in any such event, the Lender may, by notice to Borrower, declare the Note, all interest thereon and all other amounts payable under this Agreement or any other Loan Document to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; provided, however, that in the
                                                  --------  -------
event of an actual or deemed entry of an order for relief with respect to Borrower under the Federal Bankruptcy Code, the Note, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Borrower.

ARTICLE VII.  MISCELLANEOUS

       SECTION 7.01       Amendments, Etc.

       No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 7.02       Notices, Etc.

       All notices and other communications provided for hereunder shall be in writing (including telecopies or telegraphic communication) and mailed, telecopied or telegraphed or delivered, if to OXIS and/or Bioxytech, at the address of OXIS at 6040 North Cutter Circle, Suite 317, Portland, OR 97217,
Attention: President, telecopier no. (503) 283-4058; with copy to Bioxytech, in the case of notice involving Bioxytech, at its address at 2 av. des Coquelicots, 94365 Bonneuil-Sur-Marne, France, Attention: President, telecopier no. 011-331-49800166; and if to the Lender, at its address at 32-34 rue Marbeuf, 75008 Paris, France, Attention: President, telecopier no. 011-331-53774133, with a copy to Sanofi Winthrop, Inc., 90 Park Avenue, New York, NY 10016, Attention:
Vice President and General Counsel, telecopier no. (212) 551-4919; or, as to any party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall, when mailed, telecopied or telegraphed, be effective when deposited in the mails, telecopied or delivered to the telegraph company, respectively, except that notices to the Lender pursuant to the provisions of Article I shall not be effective until received by the Lender.

       SECTION 7.03       No Waiver; Remedies

       No failure on the part of the Lender to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

       SECTION 7.04       Accounting Terms

       All accounting terms not specifically defined herein shall be construed in accordance with United States generally accepted accounting principles consistently applied, except as otherwise stated herein.

       SECTION 7.05       Costs, Expense and Taxes

       Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration and modification and amendment, if any, of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under the Loan Documents, provided, however,
                                                             --------  -------
that for purposes of OXIS' reimbursement obligation, such outside counsel fees shall not exceed $5,000. Should the Lender,

OXIS or Bioxytech institute any action to enforce this Agreement or any of its provisions, the parties not prevailing in such action shall pay all reasonable counsel fees and expenses incurred therein as shall be determined by the Court or Tribunal having jurisdiction in the matter. In addition, Borrower shall pay any and all stamp and other taxes and costs payable in connection with the execution, delivery, filing and recording of the Loan Documents and the other documents required to be delivered under the Loan Documents, and agree to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or failing to pay such taxes and costs.

       SECTION 7.06       Right of Set-off

            The Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any indebtedness at any time owing by the Lender to or for the credit or the account of either of Borrower or any of their respective subsidiaries against any and all of the obligations of Borrower now or hereafter existing under the Loan Documents, irrespective of whether or not the Lender shall have made any demand under such Loan Document and although such obligations may be unmatured. The Lender agrees promptly to notify Borrower after any such set-off and application, provided
                                                                    --------
that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

       SECTION 7.07       Binding Effect

       This Agreement shall be binding upon and inure to the benefit of Borrower and the Lender and Bioxytech and their respective successors and assigns, except that neither Borrower nor Bioxytech shall have the right to assign any of their respective rights hereunder or any interest herein (except as permitted under Section 4.02(c)) without the prior written consent of the Lender, which consent shall not be unreasonably withheld.

       SECTION 7.08       Governing Law

       This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of Oregon.

       SECTION 7.09       Severability

       Invalidation of any of the provisions contained in this Agreement, or of the application thereof to any party (e.g. Bioxytech), by judgment or court order or other legal proceedings, shall not affect any of the other provisions hereof or the application thereof to any other party or circumstances and the same shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      BORROWER:

                                      OXIS INTERNATIONAL, INC.



                                      By /s/ Ray R. Rogers
                                         ------------------

                                      Title Chairman of the Board of Directors
                                            -----------------------------------


                                      BIOXYTECH S.A.



                                      By /s/ Anna D. Barker
                                         -------------------
                                         Supervisory Board Vice President

                                      LENDER:

                                      SANOFI S.A.



                                      By /s/ Stevenson E. Ward
                                         ----------------------

                                      Title Attorney-in-Fact
                                            -----------------

                                   EXHIBIT A

                                PROMISSORY NOTE

$600,000                                                     Dated:  May 4, 1995

       FOR VALUE RECEIVED, the undersigned, OXIS International, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Sanofi
S.A. (the "Lender") the principal sum of U.S.$600,000 on the date which is one year from this date. The Borrower shall pay interest on the principal amount hereof from time to time outstanding after the earlier to occur of (a) the date six months from this date, or (b) the date of the first occurrence of an Event of Default (as defined in the Loan Agreement), until such principal amount is paid in full. Interest shall be payable on the final day when such principal amount becomes due, at a fluctuating interest rate per annum in effect from time to time equal at all times to 2% per annum (4% per annum from and after said Event of Default) above the rate of interest announced publicly by Citibank, N.A., in New York, New York, from time to time as its prime rate (the "Prime Rate"). Each change in the fluctuating interest rate hereunder shall take effect simultaneously with the corresponding change in the Prime Rate.

       Both principal and interest are payable in lawful money of the United States of America to the Lender c/o Sanofi, Inc., 90 Park Avenue, New York, New York 10016, in same-day funds or as otherwise agreed by the Lender and the Borrower. All payments made on account of the principal amount hereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

       This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Term Loan Agreement, dated as of May 2, 1995 (the "Loan Agreement"), between the Borrower, Bioxytech S.A., and the Lender, and the Security Agreement (as defined in the Loan Agreement). The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                                      OXIS INTERNATIONAL, INC.



                                      By
                                         ---------------------------------------

                                      Title
                                            ------------------------------------